Exhibit 10.32(b)

SECOND AMENDMENT

MARINEMAX NORTHEAST, LLC and AZIMUT BENETTI, S.P.A.

DEALERSHIP AGREEMENT 2008 - 2010

THIS SECOND AMENDMENT (“AMENDMENT”) to the Dealership Agreement by and between AZIMUT BENETTI S.P.A., (“AZIMUT”) and MARINEMAX NORTHEAST, LLC, d/b/a MARINEMAX SURFSIDE 3 (“DEALER”) dated September 1, 2008 (“AGREEMENT”) is entered into as of the 29 day of February, 2012.

WHEREAS, the parties desire to modify the Agreement as set forth below:

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and the benefits to be derived by each party, the sufficiency of which is acknowledged, the parties agree as follows:

1. Definitions: Section VIII of Definitions (“Products”) is hereby amended to include the following products:

MAGELLANO AND ATLANTIS

2. Appendix 3 to the Azimut Dealership Contract is hereby amended to include the following in the List of Products: MAGELLANO AND ATLANTIS

IN WITNESS WHEREOF, the parties have executed this Amendment as of the 29 day of February, 2012.

AZIMUT BENETTI S.P.A		MARINEMAX NORTHEAST, LLC
d/b/a MARINEMAX SURFSIDE 3

By:	/s/ Marco Valle	By:	/s/ Michael H. McLamb
Print Name: Marco Valle		Print Name: Michael H. McLamb
Title: Sales Director		Title: Vice President